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                                                                    Exhibit 99
                            NATIONSBANK, N.A.
         MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                 JULY 1, 1997 THROUGH JULY 31, 1997


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A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance						                              $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage					                              	28.11%
    (ii)  Class A-1 Notes Balance				                         		$85,300,000.00
    (iii) Class A-1 Notes Rate	                                   					5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                              				34.41%
    (ii)  Class A-2 Notes Balance	                        					$104,427,000.00
    (iii) Class A-2 Notes Rate                                     						5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage				                              		33.47%
    (ii)  Class A-3 Notes Balance		                        				$101,576,574.00
    (iii) Class A-3 Notes Rate				                                     		6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance	                    					$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate	                                             					1.00%
(G) Weighted Average Coupon (WAC)                                  						8.51%
(H) Weighted Average Original Maturity (WAOM)   						          54.09 		months
(I) Weighted Average Remaining Maturity (WAM)			             			42.79 		months
(J) Number of Receivables		                                         				32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance						                      2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance				                               		$90,689,137.76
(B) Total Note and Certificate Pool Factor		                     				0.2988689
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor		                           				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance	                                   					$0.00
    (ii) Class A-2 Notes Pool Factor			                           			0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance		                          				$78,551,488.76
    (ii) Class A-3 Notes Pool Factor			                           			0.7733229
(F) Class B Certificates
    (i)  Class B Certificates Balance			                     			$12,137,649.00
    (ii) Class B Certificates Pool Factor				                      		1.0000000
(G) Reserve Account Balance			                                			$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods					            	$1,654,990.01
(I) Net Loss Ratio for Second Preceding Period			                     			0.23%
(J) Net Loss Ratio for Preceding Period		                            				0.71%
(K) Delinquency Ratio for Second Preceding Period				                  		0.45%
(L) Delinquency Ratio for Preceding Period			                         			0.58%
(M) Weighted Average Coupon (WAC)			                                  			8.57%
(N) Weighted Average Remaining Maturity (WAM)			              		26.51 		months
(O) Number of Receivables						                                         16,138

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$6,554,339.32
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal		                         				0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections		                                				682,577.96
    (ii)  Repurchased Loan Proceeds Related to Interest					             	0.00
(C) Weighted Average Coupon (WAC)		                                  				8.58%
(D) Weighted Average Remaining Maturity (WAM)               				25.79		 months
(E) Remaining Number of Receivables				                               		15,339
(F) Delinquent Receivables
 			                                Dollar Amount        		#  Units
                                    -------------          --------
    (i)  30-59 Days Delinquent          1,718,825 	  2.04%  	   302    		1.97%
    (ii)  60-89 Days Delinquent				       429,081 	  0.51%	      81      0.53%
    (iii) 90 Days or More Delinquent				  188,672   	0.22%	      36     	0.23%

(G) Repossessions
                                				Dollar Amount        		#  Units
                                    -------------          --------
                                      				342,486   	0.41%      	46    		0.30%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 			                        			$28,402.73
(B) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period						                      (1,552.85)
(C) Liquidated Receivables Information
    (i)   Not Used                                                  						0.00
    (ii)  Not Used					                                                  	0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	27,738.95
(D) Aggregate Net Losses for Collection Period					               	(29,291.80)
(E) Actual Number of Days in Interest Period		                       				31.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                     						$682,577.96
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			                    			27,738.95
(E) Investment Earnings from the Reserve Account				               		28,402.73
(F) Total Interest Collections			                                			738,719.64

Principal:
(G) Principal Payments Received				                            		$6,554,339.32
(H) Not Used                                                        						0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal				                              		0.00
(K) Total Principal Collections			                             			6,554,339.32
(L) Total Collections			                                      			$7,293,058.96


II. DISTRIBUTIONS
-----------------                                        								Per $1,000 of
 					                                                     			Original Balance
                                                              ----------------
(A) Total Interest Collections			        			$738,719.64
(B) Servicing Fee 					                     	$75,574.28	                 	0.25

Interest	                                                 							Per $1,000 of
(C) Class A-1 Notes Monthly Interest						                   	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due      		$0.00                		0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		              				0.00                		0
                                                 ----------
    (iii) Class A-1 Notes Monthly Interest
          Shortfall (after reserve fund draw)	    				$0.00 	               	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		    		$0.00                		0
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)		              				0.00 	                0
                                                 ----------
    (iii) Class A-2 Notes Monthly Interest
          Shortfall (after reserve fund draw)    	 			$0.00                 	0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due 	$399,303.40      		3.931057974
    (ii)  Class A-3 Notes Monthly Interest Paid
         (after reserve fund draw)		         				399,303.40 	     	3.931057974
                                                -----------
    (iii) Class A-3 Notes Monthly Interest
          Shortfall (after reserve fund draw)	   					$0.00                		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due 	                                  $64,228.39      		5.291666667
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	    					64,228.39      		5.291666667
                                                -----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)		   				$0.00                		0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		             				$463,531.79
(H) Excess Interest					                       	$199,613.57

Principal
(I) Total Principal Collections	         					$6,554,339.32
(J) Draw on Reserve Fund for realized losses 		 	(1,552.85)
(K) Total Amount Available for Principal
    Distribution 					                       	$6,552,786.47 	   	Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due					 	0.00                 		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		             				0.00                 		0
                                              ------------
    (iii) Class A-1 Notes Monthly Principal
          Shortfall (after reserve fund draw)    					0.00 	                	0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due	 					0.00                 		0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		             				0.00 	                	0
    (iii) Class A-2 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal
          Due                                 6,552,786.47       		64.51080413
    (ii)  Class A-3 Notes Monthly Principal
          Paid (after reserve fund draw)						6,552,786.47       		64.51080413
                                             -------------
    (iii) Class A-3 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal
          Due	                                   					0.00 		                0
    (ii)  Class B Certificates Monthly Principal
          Paid (after reserve fund draw)	        					0.00                 		0
                                             -------------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)				   		0.00 		                0
(P) Total Note and Certificate Principal Paid	6,552,786.47
(Q) Total Distributions				                 		7,091,892.54
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                   		201,166.42
(S) Amount of Draw from Reserve Account						   (1,552.85)
(T) Draw from Reserve Account plus Total
    Available Amount					                    	7,291,506.11

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
				                                           Beginning           		End
			                                           	of Period		        of Period
                                             -----------        -------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance	      			$90,689,137.76 	   	$84,136,351.29
    (ii)   Total Note and Certificate Pool
           Factor				                            0.2988689         		0.2772740
    (iii)  Class A-1 Notes Balance				                0.00              		0.00
    (iv)   Class A-1 Notes Pool Factor				       0.0000000          	0.0000000
    (v)    Class A-2 Notes Balance				                0.00              		0.00
    (vi)   Class A-2 Notes Pool Factor				       0.0000000 	        	0.0000000
    (vii)  Class A-3 Notes Balance				       78,551,488.76 		    71,998,702.29
    (viii) Class A-3 Notes Pool Factor		       		0.7733229 		        0.7088121
    (ix)   Class B Certificates Balance		  		12,137,649.00 	    	12,137,649.00
    (x)    Class B Certificate Pool Factor		   		1.0000000 	        	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)          				8.57%		             8.58%
    (ii)  Weighted Average Remaining Maturity
          (WAM)                               26.51	months     	25.79 		months
    (iii) Remaining Number of Receivables	       			16,138 	           	15,339
    (iv)  Portfolio Receivable Balance				  $90,689,137.76 		   $84,136,351.29

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses						                                		(1,552.85)
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								(1,552.85)
(I) Excess Interest                                         								199,613.57
(J) Reserve Account Balance Prior to Release							              	6,269,990.88

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer							                     	201,166.42

(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period		                   						($1,552.85)
(B) Liquidated Contracts
    (i)   Not Used				                                                				0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			27,738.95
(C) Aggregate Net Losses for Collection Period							             	(29,291.80)
(D) Net Loss Ratio for Collection Period (annualized)						           		-0.40%
(E) Cumulative Net Losses for all Periods							                 	1,625,698.21
(F) Delinquent Receivables
			                                	Dollar Amount 	         	#  Units
                                    -------------            --------
    (i)  30-59 Days Delinquent	      			1,718,825 	    2.04 %	    302   	1.97%
    (ii)  60-89 Days Delinquent		       		429,081 	     0.51%     	81 	 	0.53%
    (iii) 90 Days or More Delinquent				  188,672      	0.22%     	36 	 	0.23%

(G) Repossessions
                                				Dollar Amount          		#  Units
                                    -------------            --------
                                      				342,486      	0.41%     	46  		0.30%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i)   Second Preceding Collection Period                             0.23%
    (ii)  Preceding Collection Period							                            	0.71%
    (iii) Current Collection Period								                             -0.40%
    (iv)  Three Month Average (Avg(i,ii,iii))						                     	0.18%

(B) Ratio of Balance of Contracts Delinquent 60 Days
    or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.45%
    (ii) Preceding Collection Period							                             	0.58%
    (iii) Current Collection Period						                              		0.73%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.59%

(C) Loss and Delinquency Trigger Indicator							       	Trigger was not hit




The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.


\s\ Carolyn F. Geiger					\s\ Leslie J. Fitzpatrick
---------------------     -------------------------
Carolyn F. Geiger				    	Leslie J. Fitzpatrick
Vice President 				      	Senior Vice President
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